Exhibit 10.2.7

                                 AMENDMENT NO. 5
                                       TO
                              AMENDED AND RESTATED
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT


                  THIS AMENDMENT NO. 5 ("Amendment") is entered into as of March 21, 1997, by and among BRIDGEPORT MACHINES, INC. ("BMI"), BRIDGEPORT MACHINES LIMITED ("BML") and BRIDGEPORT MACHINES GmbH ("BMG") (BMI, BML and BMG each, a "Borrower" and jointly and severally, the "Borrowers"); IBJ SCHRODER BANK & TRUST COMPANY ("IBJS"), GENERAL ELECTRIC CAPITAL CORPORATION ("GECC") (IBJS and GECC each, a "Lender" and jointly and severally, the "Lenders"); and IBJS, as agent for the Lenders (in such capacity, the "Agent").

                                   BACKGROUND

                  BMI, BML, Lenders and Agent are parties to an Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 23, 1994, as amended by Amendment No. 1 to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 1995, Consent and Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of May 31, 1995, an Amended and Restated Consent and Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of June 28, 1995, an Amendment No. 3 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of November 30, 1995 and an Amendment No. 4 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of August 2,1996 (as same may be further amended, supplemented or otherwise modified from time to time, the "Loan
Agreement"), pursuant to which Lenders provide BMI and BML with certain financial accommodations.

                  BMI and BML have requested that Lenders increase the Maximum Loan Amount, the BMI Sublimit and the BML Sublimit, among other things and Lenders are willing to do so on the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                           1.  Definitions.  All capitalized terms not otherwise
defined herein shall have the meanings given to them in the Loan Agreement.

                           2.   Amendments   to  Loan   Agreement.   Subject  to
satisfaction of the conditions precedent set forth in Section 3 below:

                           (a) The  following  definitions  are hereby  added to
Section 1.2 of the Loan Agreement in appropriate alphabetical order:

                           "Fifth  Amendment"  shall  mean  Amendment  No.  5 to
Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of March 21, 1997 among Borrowers, Lenders and Agent.

                           "Fifth Amendment Effective Date" shall mean March 21,
1997 or such other date on which the conditions set forth in Section 3 of the Fifth Amendment shall have been satisfied in the reasonable opinion of the Lenders.

                           (b) The following  definitions  in Section 1.2 of the
Loan Agreement are hereby amended in their entirety to read as follows:

                                    (i)   "BMI Sublimit" shall mean $24,500,000.

                                    (ii)  "BML Sublimit" shall mean $19,500,000.

                           (c) The definition of "Maximum Loan Amount" is hereby
amended by deleting "Forty Nine Million Five Hundred Eighty Three Thousand Three Hundred Thirty Six Dollars ($49,583,336)" and inserting "Fifty Three Million Twenty Two Thousand Nine Hundred Twenty Two Dollars ($53,022,922)" in its place and stead.

                           (d) Section  2.1(a)(iii)(x)  of the Loan Agreement is
hereby amended by deleting "$11,000,000" and inserting "$13,500,000" in its place and stead.

                           (e) Section  2.1(a)(iv)(x)  of the Loan  Agreement is
hereby amended by deleting "$7,000,000" and inserting "$10,000,000" in its place and stead.

                           3. Conditions Precedent.  This Amendment shall become
effective upon satisfaction of the following conditions precedent:

                           (a) (i) This  Amendment  shall have been  executed by
the Lenders, the Borrowers, and the Guarantor, in four counterparts, with executed counterparts delivered to each of the parties;

                           (ii) Each Fifth Amended and Restated Revolving Credit
Note shall have been executed by BMI with each executed Note delivered to the respective Lender; and

                           (iii) Each of the  Mortgage,  Assignment of Rents and
Security Agreement Modification Agreement and the Open End Mortgage, Assignment of Rents and Security Agreement Modification Agreement shall have been executed by BMI with each such executed agreement delivered to the Agent.

                           (b) Agent shall have received  opinions of counsel to
BMI and BML indicating that the transactions contemplated by this Amendment have been properly authorized, and that the documents executed and delivered in connection therewith are the legal, valid, and binding obligations of the respective signatories.

                           (c) Agent  shall have  received an  amendment  fee of
$18,750 to be shared equally by the Lenders.

                           4. Representations and Warranties.

                           (a) Borrowers hereby represent and warrant that as of
the Fifth Amendment Effective Date:

                           (i) This Amendment and the Loan Agreement, as amended
                  hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                           (ii) Borrowers hereby reaffirm their respective covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the Fifth Amendment Effective Date.

                           (iii) No Event of Default or Default has occurred and
                  is continuing or would exist after giving effect to this Amendment.

                           (iv) Borrowers have no knowledge of any facts which would form the basis for any defense, counterclaim or offset with respect to the Loan Agreement.

                           (b) Lenders  hereby  represent and warrant that as of
the Fifth Amendment Effective Date this Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Lenders and are enforceable against Lenders in accordance with their respective terms.

                           5. Effect on the Loan Agreement.

                           (a) On  the  Fifth  Amendment  Effective  Date,  each
reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                           (b) Except as specifically  amended herein,  the Loan
Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                           (c) The execution, delivery and effectiveness of this
Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                           6.  Governing  Law. This  Amendment  shall be binding
upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

                           7. Headings.  Section  headings in this Amendment are
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           8.  Counterparts.  This  Amendment may be executed by
the parties hereto in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same agreement.

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                           BRIDGEPORT MACHINES, INC.,
                           as Borrower and Guarantor

                           By: /s/  Yvonne L. Megenis
                               ------------------------------------
                                    Name:  Yvonne L. Megenis
                                    Title: Vice President-Treasurer

                           BRIDGEPORT MACHINES LIMITED,
                           as Borrower

                           By: /s/  Yvonne L. Megenis
                               ------------------------------------
                                Name:  Yvonne L. Megenis
                                Title: Attorney in Fact

                           BRIDGEPORT MACHINES, GmbH,
                           as Borrower

                           By: /s/  Yvonne L. Megenis
                               ------------------------------------
                                Name:      Yvonne L. Megenis
                                Title:     Attorney in Fact

                           IBJ SCHRODER BANK & TRUST COMPANY,
                           as Lender and as Agent

                           By: /s/  Robert R. Wallace
                               ------------------------------------
                                Name:      Robert R. Wallace
                                Title:     Vice President

                           GENERAL ELECTRIC CAPITAL CORPORATION,
                           as Lender

                           By: /s/ Martin Greenberg
                               ------------------------------------
                                Name:      Martin Greenberg
                                Title:     Duly Authorized Signatory